UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 31, 2005
(Date of earliest event reported)

Pope Resources, A Delaware Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	001-09035	91-1313292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19245 Tenth Avenue NE, Poulsbo, Washington	98370
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (360) 697-6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 31, 2005 the registrant issued a press release relating to its earnings for the quarter and year ended December 31, 2004. A copy of that press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Press release of the registrant dated January 31, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pope Resources, A Delaware Limited Partnership (Registrant)
January 31, 2005 (Date)	/s/ THOMAS M. RINGO Thomas M. Ringo Vice President and Chief Financial Officer, Pope Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner